MUNIHOLDINGS
PENNSYLVANIA
INSURED FUND



FUND LOGO



Semi-Annual Report

March 31, 1999



This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Pennsylvania Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.









MuniHoldings Pennsylvania
Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIHOLDINGS PENNSYLVANIA INSURED FUND


The Benefits and
Risks of
Leveraging

MuniHoldings Pennsylvania Insured Fund has the ability to leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Pennsylvania Insured Fund, March 31, 1999


DEAR SHAREHOLDER


We are pleased to provide you with this first semi-annual report for MuniHoldings Pennsylvania Insured Fund. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal and Pennsylvania income tax by investing primarily in a portfolio of long-term, investment-grade Pennsylvania municipal obligations.

Since inception (February 26, 1999) through March 31, 1999, the Common Shares of MuniHoldings Pennsylvania Insured Fund had earned and unpaid dividends of $0.700 per share. This represents a net annualized yield of 5.11%, based on a month-end per share net asset value of $14.80. Over the same period, the total investment return on the Fund's Common Shares was -1.33%, based on a change in per share net asset value from $15.00 to $14.80.

For the period February 26, 1999 through March 31, 1999, the Fund's Preferred Shares had an average yield of 3.27%.


The Municipal Market Environment
Since the Fund's inception (February 26, 1999) through March 31, 1999, long-term tax-exempt revenue bond yields were little changed. However, long-term US Treasury bond yields were under significant pressure throughout the March period. Investors became increasingly concerned that the strong growth the US economy displayed during the fourth quarter in 1998 would continue into the first half of 1999. Continued strong US equity market performance also reduced investor interest in long-term fixed-income products. Furthermore, foreign economic growth, while clearly not expanding, appears to have stabilized. This reduced much of the strong "flight to quality" benefit the US Treasury market had enjoyed in recent quarters. These factors helped push US Treasury bond yields higher throughout the period. US Treasury bond yields rose 50 basis points (0.50%) to end the March period at 5.625%. Long-term municipal revenue bond yields rose less than 5 basis points to end the March period at 5.29% as measured by the Bond Buyer Revenue Bond Index.

The relative stability of the municipal bond market in recent months was largely the result of a return to a strong technical position within the tax-exempt market. For much of 1998, new long-term municipal bond issuance was significantly above recent historic trends. Additionally, the strong demand exerted by world equity markets also sapped much of the demand for tax-advantaged products. However, in recent months, a much stronger supply/demand relationship has developed.

Over the last 12 months, nearly $275 billion in new long-term municipal bonds was issued, an increase of approximately 10% compared to the same period a year ago. As interest rates declined in recent quarters, it has become increasingly difficult for municipalities to generate the economic savings necessary for additional tax-free financings. Consequently, the pace of new bond issuance slowed in recent quarters. During the six months ended March 31, 1999, more than $125 billion in new long-term municipal securities was underwritten, a decrease of 6% compared to the same six-month period a year ago. During the quarter ended March 31, 1999, approximately $60 billion in new long-term tax-exempt bonds was issued, a decline of almost 20% compared to the quarter ended March 31, 1998.

Additionally, in January and February, tax-exempt bond holders received over $40 billion from coupon payments, bond maturities and proceeds from early bond redemptions. Consequently, retail investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999.

The recent relative outperformance of the municipal bond market has resulted in a decline in their recent historic high yield ratios. As recently as the end of 1998, long-term, A-rated municipal revenue bond yields were in excess of 100% of comparable US Treasury bond yields. At March 31, 1999, municipal bond yield ratios were approximately 95% of their taxable counterparts, still well above their recent historic average. During 1997, tax-exempt bond yield ratios averaged 84%. Should the current positive technical environment in municipal securities continue to improve, it is likely that tax-exempt bond yield ratios will return to more historic levels.

Looking ahead, the direction and intensity of the next move in interest rates is difficult to predict. In recent years, US bond yields tended to reach their annual peak sometime in April and move downward for the remainder of the year. However, such trends have been predicated on subsequent declines in US economic activity. Currently, there appears to be little indication of significant economic weakness going forward. On the other hand, by nearly every measure, inflation is well contained. Future indicators of inflation, such as the prices of gold and other commodities, are giving little evidence of any significant inflationary increase. Additionally, inflation-adjusted real rates of return are historically attractive to long-term investors. These factors suggest that fixed-income bond yields may trade in a relatively narrow range, centered around current levels, for a protracted period of time. Should the US economy weaken later this year, it is likely that bond yields will decline as they have in recent years.


Portfolio Strategy
Since its inception, we have focused on committing the Fund's initial proceeds in the long-term and intermediate-term maturity range of the Pennsylvania insured municipal market. Interest rates in the taxable arena, and to a much lesser degree in the municipal market, have risen since the Fund commenced operations. Therefore, we had to proceed carefully in making our initial investments in order to seek to protect the portfolio's net asset valuation. More of our initial investments were focused in shorter maturity municipal bonds than would otherwise be the case if the fixed-income market had been more stable. Our goal is to have the Fund invested while tempering the impact of rising interest rates so that Common Shareholders can begin to benefit from the higher yield that leverage can provide. (For an explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Our portfolio currently reflects a balance of long-term and short-term holdings, with a high degree of credit quality. Once interest rates have stabilized, we plan to recommit a larger portion of Fund assets to longer-term, higher-yielding Pennsylvania municipal bonds.


In Conclusion
We appreciate your investment in MuniHoldings Pennsylvania Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager




May 10, 1999





MuniHoldings Pennsylvania Insured Fund, March 31, 1999


Portfolio Abbreviations


To simplify the listings of MuniHoldings Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


ACES SM     Adjustable Convertible Extendable Securities
AMT         Alternative Minimum Tax (subject to)
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
RIB         Residual Interest Bonds
VRDN        Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                     S&P     Moody's    Face                                                                     Value
STATE              Ratings  Ratings    Amount    Issue                                                         (Note 1a)
Pennsylvania--     NR*      VMIG1++   $ 1,400    Allegheny County, Pennsylvania, Hospital Development
103.8%                                           Authority Revenue Bonds (Presbyterian University Hospital),
                                                 ACES, Series B-3, 3.15% due 3/01/2018 (f)                      $  1,400

                   AAA      Aaa         2,000    Beaver County, Pennsylvania, IDA, Exempt Facilities
                                                 Revenue Bonds (Shippingport Project), AMT, Series A, 5.375%
                                                 due 6/01/2028 (a)                                                 2,012

                   AAA      Aaa         1,000    Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds
                                                 (Grand View Hospital), Series A, 5.25% due 7/01/2021 (a)            995

                   AAA      NR*         1,295    Deer Lakes School District, Pennsylvania, GO, Series A,
                                                 5.25% due 1/15/2017 (c)                                           1,320

                   AAA      NR*         1,100    Delaware County, Pennsylvania, Interboro School District,
                                                 5.375% due 8/15/2025 (d)                                          1,123

                   NR*      Aaa         4,000    Delaware County, Pennsylvania, University Authority Revenue
                                                 Bonds (Villanova University), Series A, 5% due 12/01/2028 (d)     3,903

                   AAA      Aaa         2,000    Delaware River Port Authority, Pennsylvania and New Jersey,
                                                 Revenue Refunding Bonds, Series B, 5.25% due 1/01/2005 (a)(g)     2,126

                   AAA      NR*         1,200    Erie, Pennsylvania, Parking Authority, Parking Facilities
                                                 Revenue Refunding Bonds, Series B, 5.125% due 9/01/2020 (d)       1,195

                   A1+      VMIG1++     2,400    Geisinger Authority, Pennsylvania, Health System Revenue
                                                 Refunding Bonds (Penn State--Geisinger Health), VRDN,
                                                 Series B, 2.85% due 8/15/2028 (f)                                 2,400

                   AAA      Aaa         3,000    Lancaster County, Pennsylvania, Solid Waste Management
                                                 Authority, Resource Recovery Revenue Refunding Bonds,
                                                 Series B, 5.375% due 12/15/2015 (a)                               3,101

                   AAA      Aaa         1,000    Lehigh County, Pennsylvania, General Purpose Authority,
                                                 Revenue Refunding Bonds (Saint Francis de Sales College),
                                                 Series A, 5% due 12/15/2020 (a)                                     984

                   AAA      Aaa         2,000    Lower Providence Township, Pennsylvania, Sewer Authority,
                                                 Sewer Revenue Refunding Bonds, 5.25% due 5/01/2022 (d)            2,014

                   AA+      Aa2         4,000    Pennsylvania HFA, Revenue Bonds, RIB, AMT, 8.577% due
                                                 4/01/2025 (e)                                                     4,375

                   AAA      Aaa         2,000    Pennsylvania Intergovernmental Co-Op Authority,
                                                 Special Tax Revenue Refunding Bonds (Philadelphia Funding
                                                 Program), 5.25% due 6/15/2015 (b)                                 2,054

                   AAA      Aaa         2,500    Pennsylvania State Higher Educational Facilities Authority
                                                 Revenue Bonds (UPMC Health System), Series A, 5%
                                                 due 8/01/2029 (c)                                                 2,405

                   A1+      NR*         1,400    Pennsylvania State Higher Educational Facilities Authority,
                                                 Revenue Refunding Bonds (Carnegie Mellon University), VRDN,
                                                 Series B, 2.85% due 11/01/2027 (f)                                1,400

                   AAA      NR*         1,300    Pennsylvania State Public School Building Authority,
                                                 School Revenue Refunding Bonds (Pittston Area School District),
                                                 Series P, 5% due 7/15/2021 (c)                                    1,278

                   AAA      Aaa         2,500    Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                                 Revenue Bonds, Senior Series A, 4.75% due 12/01/2027 (a)          2,358

                   AAA      Aaa         3,000    Philadelphia, Pennsylvania, Authority for Industrial
                                                 Development, Airport Revenue Bonds (Philadelphia Airport
                                                 System Project), AMT, Series A, 5.125% due 7/01/2028 (b)          2,931

                   AAA      Aaa         2,500    Philadelphia, Pennsylvania, GO, 5% due 3/15/2028 (c)              2,440

                   AAA      Aaa         2,000    Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                                                 First Series B, 5% due 7/01/2028 (c)                              1,952

                   AAA      Aaa         2,000    Philadelphia, Pennsylvania, School District, GO,
                                                 Series B, 5.375% due 4/01/2027 (a)                                2,040

                   AAA      Aaa         2,000    Pittsburgh, Pennsylvania, GO, 5.125% due 9/01/2015 (a)            2,031

                   AAA      Aaa         2,000    Pittsburgh, Pennsylvania, Water and Sewer Authority,
                                                 Water and Sewer System Revenue Refunding Bonds, First Lien,
                                                 Series A, 5% due 9/01/2018 (b)                                    1,988

                   A1+      NR*         1,400    Schuylkill County, Pennsylvania, IDA, Resource Recovery
                                                 Revenue Refunding Bonds (Northeastern Power Company), VRDN,
                                                 AMT, Series B, 3.10% due 12/01/2022 (f)                           1,400

                   AAA      Aaa         2,000    Southeastern Pennsylvania Transportation Authority,
                                                 Pennsylvania, Special Revenue
                                                 Bonds, Series A, 5.25% due 3/01/2017 (b)                          2,050

                   Total Investments (Cost--$53,375)--103.8%                                                      53,275

                   Variation Margin on Financial Futures Contracts--0.1%**                                            32

                   Liabilities in Excess of Other Assets--(3.9%)                                                  (1,989)
                                                                                                                --------
                   Net Assets--100.0%                                                                           $ 51,318
                                                                                                                ========



                (a)AMBAC Insured.
                (b)FGIC Insured.
                (c)FSA Insured.
                (d)MBIA Insured.
                (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
                (f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
                (g)All or a portion of security held as collateral in connection with open financial futures contracts.
                  *Not Rated.
                 **Financial futures contracts sold as of March 31, 1999 were as follows:

                                                                  (in Thousands)

                   Number of                       Expiration          Value
                   Contracts        Issue             Date       (Notes 1a & 1b)

                       60     US Treasury Bonds    June 1999        $     7,234
                                                                    -----------
                   Total Financial Futures Contracts Sold
                   (Total Contract Price--$7,218)                   $     7,234
                                                                    ===========

                 ++Highest short-term rating by Moody's Investors Service, Inc.


                   See Notes to Financial Statements.


QUALITY PROFILE



The quality ratings of securities in the Fund as of March 31, 1999 were as follows:

                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      82.4%
AA/Aa                                         8.5
Other++                                      12.9

[FN]
++Temporary investments in short-term municipal securities.



MuniHoldings Pennsylvania Insured Fund, March 31, 1999


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of March 31, 1999
Assets:             Investments, at value (identified cost--$53,374,890)(Note 1a)                           $ 53,274,926
                    Cash                                                                                         585,828
                    Receivables:
                      Interest                                                             $    723,996
                      Investment adviser (Note 2)                                                32,221
                      Variation margin (Note 1b)                                                 31,875          788,092
                                                                                           ------------

                    Other assets                                                                                   1,090
                                                                                                            ------------
                    Total assets                                                                              54,649,936
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    3,041,485
                      Offering costs (Note 1e)                                                  260,035
                      Dividends to shareholders (Note 1f)                                        12,972        3,314,492
                                                                                           ------------
                    Accrued expenses                                                                              17,000
                                                                                                            ------------
                    Total liabilities                                                                          3,331,492
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 51,318,444
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial
                    interest authorized)(Note 4):
                      Preferred Shares, par value $.10 per share (820 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                   $ 20,500,000
                      Common Shares, par value $.10 per share (2,081,667 shares
                    issued and outstanding)                                                $    208,167
                    Paid-in capital in excess of par                                         30,597,662
                    Undistributed investment income--net                                        128,517
                    Unrealized depreciation on  investments--net                               (115,902)
                                                                                           ------------
                    Total--Equivalent to $14.80 net asset value per Common Share
                    (market price--$16.125)                                                                   30,818,444
                                                                                                            ------------
                    Total capital                                                                           $ 51,318,444
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                    For the Period February 26, 1999++ to March 31, 1999
Investment          Interest and amortization of premium and discount earned                                $    160,653
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $     17,557
                    Commission fees (Note 4)                                                      3,434
                    Professional fees                                                             3,003
                    Trustees' fees and expenses                                                   2,547
                    Accounting services (Note 2)                                                  1,706
                    Transfer agent fees                                                           1,672
                    Printing and shareholder reports                                                919
                    Listing fees                                                                    536
                    Pricing fees                                                                    297
                    Custodian fees                                                                  294
                    Other                                                                           501
                                                                                           ------------
                    Total expenses before reimbursement                                          32,466
                    Reimbursement of expenses (Note 2)                                          (31,528)
                                                                                           ------------
                    Total expenses after reimbursement                                                               938
                                                                                                            ------------
                    Investment income--net                                                                       159,715
                                                                                                            ------------

Unrealized Loss on  Unrealized depreciation on investments--net                                                 (115,902)
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $     43,813
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          For the Period
                                                                                                       Feb. 26, 1999++ to
                    Increase (Decrease) in Net Assets:                                                    March 31, 1999
Operations:         Investment income--net                                                                  $    159,715
                    Unrealized depreciation on investments--net                                                 (115,902)
                                                                                                            ------------
                    Net increase in net assets resulting from operations                                          43,813
                                                                                                            ------------

Dividends to        Investment income--net to Preferred Shareholders                                             (31,198)
Shareholders                                                                                                ------------
(Note 1f):          Net decrease in net assets resulting from dividends to shareholders                          (31,198)
                                                                                                            ------------

Beneficial          Proceeds from issuance of Common Shares                                                   31,125,000
Interest            Proceeds from issuance of Preferred Shares                                                20,500,000
Transactions        Offering costs resulting from the issuance of Common Shares                                 (128,227)
(Notes 1e & 4):     Offering and underwriting costs resulting from the issuance of Preferred Shares             (290,949)
                                                                                                            ------------
                    Net increase in net assets derived from beneficial interest transactions                  51,205,824
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                              51,218,439
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $ 51,318,444
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    128,517
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings Pennsylvania Insured Fund, March 31, 1999

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                       Feb. 26, 1999++ to
                    Increase (Decrease) in Net Asset Value:                                               March 31, 1999
Per Share           Net asset value, beginning of period                                                    $      15.00
Operating                                                                                                   ------------
Performance:        Investment income--net                                                                           .07
                    Unrealized loss on investments--net                                                             (.05)
                                                                                                            ------------
                    Total from investment operations                                                                 .02
                                                                                                            ------------
                    Capital charge resulting from issuance of Common Shares                                         (.07)
                                                                                                            ------------
                    Effect of Preferred Share activity++++:
                      Dividends to Preferred Shareholders:
                         Investment income--net                                                                     (.01)
                      Capital charge resulting from issuance of Preferred Shares                                    (.14)
                                                                                                            ------------
                    Total effect of Preferred Share activity                                                        (.15)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      14.80
                                                                                                            ============
                    Market price per share, end of period                                                   $     16.125
                                                                                                            ============

Total Investment    Based on market price per share                                                                7.50%+++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                            (1.33%)+++
                                                                                                            ============

Ratios to Average   Expenses, net of reimbursement                                                                  .03%*
Net Assets:***                                                                                              ============
                    Expenses                                                                                       1.02%*
                                                                                                            ============
                    Investment income--net                                                                         5.00%*
                                                                                                            ============

Supplemental        Net assets, net of Preferred Shares, end of period (in thousands)                       $     30,818
Data:                                                                                                       ============
                    Preferred Shares outstanding, end of period (in thousands)                              $     20,500
                                                                                                            ============
                    Portfolio turnover                                                                             0.00%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      2,503
                                                                                                            ============

Dividends           Investment income--net                                                                  $         38
Per Share on                                                                                                ============
Preferred Shares
Outstanding:

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Shares were issued on March 17, 1999.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on February 26, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Shares on January 13, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the American Stock Exchange under the symbol MPI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.



MuniHoldings Pennsylvania Insured Fund, March 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the period February 26, 1999 to March 31, 1999, FAM earned fees of $17,557, all of which was voluntarily waived. In addition, FAM also reimbursed the Fund $13,971 in additional expenses.

During the period February 26, 1999 to March 31, 1999, Merrill
Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $153,750 in connection with the issuance of the Fund's Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases of investments, excluding short-term securities, for the period February 26, 1999 to March 31, 1999 was $46,776,551.

Net unrealized losses as of March 31, 1999 were as follows:

                                        Unrealized
                                          Losses

Long-term investments                  $   (99,964)
Financial futures contracts                (15,938)
                                       -----------
Total                                  $  (115,902)
                                       ===========

As of March 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $99,964, of which $16,911 related to appreciated securities and $116,875 related to depreciated securities. The aggregate cost of investments at March 31, 1999 for Federal income tax purposes was $53,374,890.


4. Beneficial Interest Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Shares.

Common Shares

Shares issued and outstanding during the period February 26, 1999 to March 31, 1999 increased by 2,075,000 as a result of the initial offering.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at March 31, 1999 was 3.30%.

In connection with the offering of AMPS, the Board of Trustees reclassified 820 shares of unissued beneficial interest as AMPS. Shares issued and outstanding during the period February 26, 1999 to March 31, 1999 increased by 820 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period February 26, 1999 to March 31, 1999, MLPF&S, an affiliate of FAM, earned
$1,000 as commissions.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004


AMEX Symbol
MPI